SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.         )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, For Use of the Commission Only
☐	Definitive Proxy Statement		(as permitted by Rule 14a-6(e)(2))
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

COMPUTER ASSOCIATES INTERNATIONAL, INC.
(Name of Registrant as Specified in its Charter)

RANGER GOVERNANCE, LTD.
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

EXPLANATORY NOTE

        Ranger Governance, Ltd., a Texas limited partnership ("Ranger"), is filing the materials contained in this Schedule 14A with the Securities and Exchange Commission in connection with a solicitation of proxies (the "Solicitation") in support of electing Ranger nominees to the board of directors of Computer Associates International, Inc. ("Computer Associates") at the 2001 annual meeting of stockholders of Computer Associates.

Table of Contents

Voting instructions	Item 1

Ranger letter to Computer Associates' shareholders, dated as of August 16, 2001.	Item 2

Revised content of http://rangergov.com	Item 3

Contents of Items 1-3

Voting Instructions

The information below is provided to assist you in voting your proxy forms as recommended by Ranger Governance, Ltd.

1.	Vote each GREEN proxy form you receive since each account must be voted separately.

2.	You can vote more than once, only your latest dated proxy counts. Even if you have sent a white proxy form, you have every right to change your vote by sending in a later dated GREEN proxy form.

3.	Your vote is confidential. Your broker or bank will submit cumulative voting instructions for their entire holdings. Your name and how you have voted will NOT be disclosed to either Ranger or CA.

4.	Date your GREEN proxy form.

5.	Sign your GREEN proxy form exactly as your name appears on the mailing label.

Joint Owners: If shares are registered in the name of more than one person, each person should sign the proxy. If a joint tenant is deceased, please indicate that you are the surviving joint owner.

Indicate Your Title or Authority: If signing as attorney, executor, administrator, corporate officer, trustee or guardian, please give your full title as such.

6.	Return your GREEN proxy form in the postage paid envelope enclosed.

Ranger Governance recommends you vote FOR:

Ranger Governance does not take a position on these proposals.

PROXY
GREEN PROXY
GREEN PROXY

Remember to date your proxy.

Be sure to sign exactly as your name appears on the mailing label.

 Content of Item 2

Dear Fellow Computer Associates Shareholder:

A few days ago you should have received a video outlining Ranger’s comprehensive plan for Computer Associates. I hope that the video helped you better understand our plan, which we believe will enhance CA’s credibility with investors, customers and employees and get CA growing so we can build value for shareholders.

If you want to enact change at CA, please vote the GREEN proxy card today. Please remember that only your latest dated proxy card counts. If you have already returned a white proxy card, but want to support Ranger Governance, please sign, date and return the enclosed GREEN proxy card.

Should you have any questions, please contact our proxy solicitor, Morrow & Co, Inc. at 800-607-0088.

Integrity. Innovation. Accountability.

Increased Value for CA Shareholders.

Ranger: A Better Way For CA

Thank you for your consideration.

Sincerely,

/s/ Sam Wyly

Sam Wyly
Manager, Ranger Governance

Street-Name Holders

If you hold your Computer Associates shares with a brokerage firm or bank, only they can exercise voting rights with respect to your shares and only upon receipt of your specific instructions. Accordingly, it is critical that you promptly contact the person responsible for your account and give instructions to vote the GREEN proxy card FOR the election of the Ranger Governance nominees. Please note, your bank or broker will keep your vote CONFIDENTIAL.

Computer Associates Employees

If you hold your shares in the Savings Harvest Plan or Employee Stock Purchase Plan, your vote is CONFIDENTIAL. You may direct the Plan Trustee how to vote your shares by signing, dating and returning the GREEN instruction form provided by the Plan Trustee. Completed instructions must be received by the Savings Harvest Plan Trustee at the address set forth in the GREEN instruction form no later than the close of business on August 27, 2001 for your vote to be counted.

Even if you have sent a white proxy card to Computer Associates, you have every right to change your vote. You may revoke that proxy, and vote for the Ranger Governance slate by signing, dating and mailing the GREEN Proxy. If you have any questions on how to vote your shares, please call our proxy solicitor:

MORROW & CO., INC. at (800) 607-0088

About Ranger Governance, Ltd.

Ranger Governance is a Dallas-based investment company created by entrepreneurs Sam Wyly and Charles Wyly, and an affiliate of Ranger Capital Group, a multi-manager investment fund also based in Dallas. On July 27, 2001, Ranger Governance filed a definitive proxy statement with the Securities and Exchange Commission in connection with Ranger’s solicitation of proxies to elect its director nominees at the 2001 annual stockholders meeting of Computer Associates and has mailed copies to stockholders. Ranger is proposing a comprehensive restructuring plan which it believes will maximize shareholder value, position Computer Associates for future growth, and dramatically improve its relations with customers, employees and investors. Ranger urges stockholders to read its proxy statement because it contains important information. More information about Ranger Governance and copies of its definitive proxy statement are available at www.rangergov.com. Copies of Ranger’s definitive proxy statement and other Ranger soliciting materials are also available at the Securities and Exchange Commission’s website at www.sec.gov.

Content of Item 3

Press Releases

  Ranger Governance, Ltd. Announces Supplement to Proxy Solicitation to Replace
  Computer Associates Board Chair and Three Directors – 8.16.01
  Ranger Governance Mails Video to Computer Associates Shareholders – 8.9.01
  Statement of Ranger Governance – 8.1.01
  Ranger Governance Outlines Plan for Computer Associates – 8.1.01
  Ranger Governance Announces Investor Conference Call to Outline Its Plan for Computer
  Associates – 8.1.01
  Ranger Governance Mails Proxy Statement to Computer Associates Shareholders –
  7 .30.01
  Ranger Responds to Computer Associates' First Quarter Financial Results – 7.23.01
  Ranger Governance Responds to Computer Associates' Letter to Shareholders – 7.19.01
  Ranger Governance Publishes Open Letter to Computer Associates Customers – 7.9.01
  Ranger Governance Adds Two Nominees – 6.29.01
  Computer Associates' Return to Shareholders is Dead Last Among Competitors," Wyly
  Tells Investors, Analysts – 6.26.01
  Sam Wyly Calls Computer Associates' Top Managers "Arrogant" for Ignoring Majority of
  Shareholders – 6.25.01
  In Open Letter to Computer Associates Employees, Sam Wyly Outlines Benefits of Ranger
  Governance Plan – 6.22.01
  Sam Wyly Cites Computer Associates' Chronic Abuse of Customers and Employees as
  Motivation for Proxy Battle in Personal Letter to Company President and CEO Sanjay
  Kumar – 6.21.01